As filed with the Securities and Exchange Commission on June 21, 2012

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21597

PRIMECAP Odyssey Funds

(Exact name of registrant as specified in charter)

225 South Lake Avenue, Suite 400

Pasadena, CA 91101

(Address of principal executive offices) (Zip code)

Michael J. Ricks

PRIMECAP Management Company

225 South Lake Avenue, Suite 400

Pasadena, CA 91101

(Name and address of agent for service)

Registrant’s telephone number, including area code: (626) 304-9222

Date of fiscal year end: October 31

Date of reporting period: April 30, 2012

Item 1. Reports to Stockholders.

Item 1. Reports to Stockholders.

SEMIANNUAL REPORT

For the Six Months Ended April 30, 2012

PRIMECAP ODYSSEY STOCK (POSKX)

PRIMECAP ODYSSEY GROWTH (POGRX)

PRIMECAP ODYSSEY AGGRESSIVE GROWTH (POAGX)

Table of Contents PRIMECAP Odyssey Funds

Letter to Shareholders PRIMECAP Odyssey Funds

Dear Fellow Shareholders,

For the six months ended April 30, 2012, the PRIMECAP Odyssey Stock Fund, PRIMECAP Odyssey Growth Fund, and PRIMECAP Odyssey Aggressive Growth Fund produced total returns of +9.13%, +8.29%, and +9.35%, respectively. By comparison, the unmanaged S&P 500 Index (S&P 500) produced a total return of +12.77% for the period.

Led by the consumer discretionary, information technology, and financials sectors, the S&P 500 returned almost 13% in the first six months of the fiscal year. Recent data suggests that the U.S. economy has resumed its recovery from the recession after a period of slower growth. The estimated +2.2% growth in real GDP in the first quarter of 2012 followed a 3.0% increase in real GDP in the fourth quarter of 2011, the highest rate of growth since the second quarter of 2010. Consumer spending has also reaccelerated. Corporate profits continue to grow with increased industrial production and higher capacity utilization. However, there are reasons for caution regarding the sustainability of this recovery. Unemployment has declined from 9.0% a year ago, but it remains high at 8.1% and likely understates the challenges of the current job market by excluding those no longer looking for jobs (an additional 342,000 in April alone) and by not reflecting a growing community of underemployed workers. Housing markets remain weak, and governments at the federal, state, and local levels face significant fiscal challenges. Furthermore, concerns about the sovereign debt crisis in Europe, slowing growth in China, and political unrest in the Middle East add uncertainty to the global economic outlook.

The PRIMECAP Odyssey Funds remain focused on investing in high quality companies that, in our judgment, offer better growth prospects than are anticipated by the market. Each of the three PRIMECAP Odyssey Funds continues to be overweight in the health care and information technology sectors and underweight in the financials, consumer staples, and energy sectors.

During the first six months of this fiscal year, information technology was the sector with the second highest returns in the S&P 500, trailing only the consumer discretionary sector. However, the information technology stocks in all three PRIMECAP Odyssey Funds hurt relative results due to poor stock selection. None of the funds owned Apple Inc. (+44.3%), which is the largest constituent of the S&P 500 based on market capitalization. Poor stock selection in the industrials sector also contributed to the disappointing relative results in all three funds. Relative returns in both the PRIMECAP Odyssey Growth Fund and PRIMECAP Odyssey Aggressive Growth Fund were further hurt by poor stock selection in the consumer discretionary sector.

A more detailed discussion of the results of each PRIMECAP Odyssey Fund follows.

PRIMECAP Odyssey Stock Fund

From November 1, 2011 to April 30, 2012, the Stock Fund’s total return of +9.13% trailed the S&P 500’s total return of +12.77%. In addition to the negative stock selection in the information technology and industrials sectors, relative results were further hurt by poor stock selection in the materials and consumer staples sectors as well as an underweight position in the financials sector.

Letter to Shareholders

PRIMECAP Odyssey Funds

continued

Two information technology stocks, Electronic Arts (-34.1%) and Research in Motion (-29.2%), were among the largest detractors from the fund’s results. Electronic Arts, a leading manufacturer of video games, experienced a decline in the number of active subscribers to its “Star Wars: Knights of the Old Republic” game, fueling doubts about the company’s ability to transition from traditional video games to online gaming. Research in Motion’s loss of market share in U.S. smartphones and its delays in the development of its next-generation operating system contributed to the stock’s decline. However, we believe there is significant value in the stock at current levels, given the recurring nature of the company’s service revenues and its strong position in international markets, which now represent approximately 80% of revenues.

Other major detractors included Arkansas Best (-25.3%), Carnival (-6.2%), Kellogg (-5.1%), and Range Resources (-3.2%). On the positive side were Visa (+31.9%), Amgen (+25.4%), and Microsoft (+21.9%).

The top 10 holdings, which collectively represent 33.2% of the portfolio at the period end, are listed below:

PRIMECAP Odyssey Stock Fund Top 10 Holdings as of 4/30/12	Ending % of Total Portfolio*
Roche Holding AG	4.6
Johnson & Johnson	4.1
Amgen Inc.	4.1
Texas Instruments Inc.	3.6
Microsoft Corp.	3.5
Charles Schwab Corp.	3.2
Eli Lilly & Co.	2.7
Medtronic, Inc.	2.6
Novartis AG (ADS)	2.5
Marsh & McLennan Cos.	2.3
Total % of Portfolio	33.2%

*	The percentage is calculated by using the market value of the security divided by the market value of the total investments of the fund.

PRIMECAP Odyssey Growth Fund

From November 1, 2011 to April 30, 2012, the Growth Fund’s total return was +8.29%, which trailed both the S&P 500’s total return of +12.77% and the Russell 1000 Growth Index’s total return of +14.13%. The fund’s poor relative returns were due primarily to negative stock selection in the information technology sector. Negative stock selection in the industrials and consumer

Letter to Shareholders

PRIMECAP Odyssey Funds

continued

discretionary sectors as well as an underweight position in the financials sector further hurt the fund’s relative results. This was partially offset by the fund’s underweight positions in the utilities and energy sectors.

Similar to the Stock Fund, Electronic Arts (-34.1%) and Research in Motion (-29.2%) were among the biggest detractors from relative results. Two of the largest holdings in the fund, Seattle Genetics (-10.1%) and ImmunoGen (-6.1%), also hurt returns. Seattle Genetics has been under pressure as the launch of its newly approved drug ADCETRIS has progressed more slowly than some investors had anticipated. Both Seattle Genetics and ImmunoGen are biotechnology companies which focus on developing targeted anti-cancer therapies using their expertise in monoclonal antibodies. AMR Corp. (-90.1%) and Southwestern Energy (-24.9%) were also among the largest detractors. AMR Corp. filed for bankruptcy in November after failing to reach new agreements with its labor unions.

Stratasys (+82.6%), a manufacturer of 3-D printer systems, was the largest contributor to the fund’s results, followed by several health care stocks including Accuray (+92.4%), Conceptus (+63.1%), Abiomed (+61.6%), Nektar Therapeutics (+40.7%), and Amgen (+25.4%). Visa (+32.4%) and Limited Brands (+23.3%) also helped the fund’s relative returns.

The top 10 holdings, which collectively represent 31.4% of the portfolio at the period end, are listed below:

PRIMECAP Odyssey Growth Fund Top 10 Holdings as of 4/30/12	Ending % of Total Portfolio*
Amgen Inc.	4.7
Roche Holding AG	4.6
Seattle Genetics Inc.	4.2
ImmunoGen Inc.	3.5
Biogen Idec Inc.	2.7
Charles Schwab Corp.	2.6
Adobe Systems Inc.	2.4
Google Inc. – Class A	2.3
Nuance Communications, Inc.	2.2
Stratasys Inc.	2.2
Total % of Portfolio	31.4%

*	The percentage is calculated by using the market value of the security divided by the market value of the total investments of the fund.

Letter to Shareholders

PRIMECAP Odyssey Funds

continued

PRIMECAP Odyssey Aggressive Growth Fund

From November 1, 2011 to April 30, 2012, the Aggressive Growth Fund’s total return was +9.35%, which trailed both the S&P 500’s total return of +12.77% and the Russell Midcap Growth Index’s total return of +12.26%. Similar to the other two PRIMECAP Odyssey Funds, poor stock selection in the information technology and industrials sectors was the primary reason for the Aggressive Growth Fund’s poor relative return. Poor stock selection in the consumer discretionary and consumer staples sectors, along with underweight positions in the financials and consumer discretionary sectors, further hurt results. This was partially offset by positive stock selection in the health care sector.

InterMune (-59.1%), Electronic Arts (-34.1%), and Research in Motion (-29.2%) were among the largest detractors from the fund’s relative results. InterMune was down due to concerns regarding a slower than expected launch of its recently approved drug, Esbriet, as well as new hurdles for reimbursement in Europe. Despite these recent difficulties, we believe the company’s current valuation does not adequately reflect the drug’s potential sales. Seattle Genetics (-10.1%) and ImmunoGen (-6.1%), two of the top 10 holdings in the fund, further hurt returns, as did the bankruptcy of AMR Corp. (-90.1%).

Several of the largest contributors to the fund’s returns were health care stocks, including Pharmacyclics (+109.3%), Accuray (+92.4%), Conceptus (+63.1%), Abiomed (+61.6%), and Nektar Therapeutics (+40.7%). Pharmacyclics’ lead compound continues to show impressive efficacy and safety in treating multiple cancer types in clinical trials. The company signed a collaboration agreement with Johnson & Johnson to accelerate the development of this drug. Other top contributors included Stratasys (+82.6%), Guidance Software (+57.9%), and Shutterfly (+36.9%).

Letter to Shareholders

PRIMECAP Odyssey Funds

continued

The top 10 holdings, which collectively represent 34.5% of the portfolio at the period end, are listed below:

PRIMECAP Odyssey Aggressive Growth Fund Top 10 Holdings as of 4/30/12	Ending % of Total Portfolio*
Roche Holding AG	4.7
Pharmacyclics Inc.	4.4
Seattle Genetics Inc.	4.4
Abiomed Inc.	4.0
ImmunoGen Inc.	3.5
Stratasys Inc.	3.1
Cepheid	2.9
Google Inc. - Class A	2.8
Conceptus, Inc.	2.4
Adobe Systems Inc.	2.3
Total % of Portfolio	34.5%

*	The percentage is calculated by using the market value of the security divided by the market value of the total investments of the fund.

Outlook

Looking ahead to the rest of fiscal year 2012 and beyond, we continue to view U.S. equities as attractive investment opportunities relative to most other asset classes. Interest rates remain low, inflation appears to be under control, and corporate profit margins remain at high levels. We are further encouraged by what we consider to be low valuations in sectors like information technology and health care where the funds have overweight positions. Additionally, many of the funds’ holdings in these sectors have very strong balance sheets and generate significant free cash flows.

The funds’ significant holdings in the information technology sector were a major reason for the poor relative results of all three PRIMECAP Odyssey Funds during the first half of the fiscal year. Despite this, we remain enthusiastic about the potential investment returns for many companies in that sector. A groundswell of innovation continues to drive the evolution of the Internet. Cloud computing, social networking, search, mobility, and e-commerce are changing the ways in which individuals and enterprises interact with each other. Cheaper and faster mobile devices are enabling users to connect to the Internet at any time, from any location, and on any device. As users engage more with the Internet, they generate and share an increasing amount of data, photos, videos, and other content, which in turn should drive higher demand for semiconductors, computer hardware, software, and storage.

Letter to Shareholders

PRIMECAP Odyssey Funds

continued

We also remain positive on the outlook for many stocks in the health care sector. Following a period of numerous political and regulatory challenges, we are encouraged by the uptick in new drug approvals by the U.S. Food and Drug Administration in the past year. The aging global population, combined with rising standards of living in developing markets such as China, India, and Brazil, should lead to greater demand for health care products and services. We continue to believe that the pharmaceutical, biotechnology, and medical device products currently in development represent more efficient ways to treat diseases.

We are particularly excited about the prospects for targeted, personalized medicines. Advances in genetic research, diagnostic tools, and targeted therapies may enable more effective treatments for individuals in the near future. The dramatic decline in the cost of sequencing human genomes, and the corresponding increase in available genetic information, is one element that is enabling advances in this area. Another enabling factor is the increase in computing power available to analyze this information. Combined, these two factors are helping researchers develop a more fundamental understanding of the causes of diseases, which in turn supports the development of therapies to treat these diseases. At the same time, new diagnostic tools are helping identify patients or groups of patients for whom specific treatments are more effective.

The correlation among stocks in the S&P 500 has been exceptionally high during the past year. Going forward, we believe stock selection will be more critical. During periods of heightened fear and uncertainty, such as the recent recession, investors are less likely to differentiate among stocks. However, as the economy and financial markets return to greater stability, correlation among stocks has tended to decrease, and stock selection is rewarded. While we do not expect particularly strong growth in U.S. GDP in the near term, we think there are opportunities to increase the funds’ holdings in existing positions as well as to establish new positions at attractive valuations.

In Loving Memory

We are saddened to announce the passing of Howard B. Schow on April 8, 2012 at the age of 84. Mr. Schow co-founded PRIMECAP Management Company in 1983 and had co-managed the PRIMECAP Odyssey Funds since their inception in 2004. His unwavering focus, persistent optimism, and competitive spirit inspired all of us. Although he will be greatly missed, Mr. Schow’s indelible imprint on PRIMECAP lives on. The other co-managers of the funds and an additional portfolio manager, M. Mohsin Ansari, have assumed responsibility for the portion of the PRIMECAP Odyssey Funds that was previously managed by Mr. Schow. As we honor his life and celebrate his extraordinary career, we will continue to pursue the same long-term investment approach that he was so instrumental in creating at PRIMECAP.

Sincerely,

PRIMECAP Management Company

May 12, 2012

Letter to Shareholders

PRIMECAP Odyssey Funds

continued

Past performance is not a guarantee of future results.

The funds invest in smaller companies, which involve additional risks such as limited liquidity and greater volatility. All funds may invest in foreign securities, which involves greater volatility and political, economic and currency risks and differences in accounting methods. Mutual fund investing involves risk, and loss of principal is possible. Growth stocks typically are more volatile than value stocks; however, value stocks have a lower expected growth rate in earnings and sales.

Please refer to the Schedule of Investments for details of fund holdings. Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

The S&P 500 Index is a broad based index of 500 stocks, which is widely recognized as representative of the market in general. The Russell 1000 Growth Index is an index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. You cannot invest directly in an index. Correlation is a statistical measure of how two securities move in relation to each other. Free cash flow is the amount of cash a company has after expenses, debt service, capital expenditures, and dividends.

The information provided herein represents the opinions of PRIMECAP Management Company and is not intended to be a forecast of future events, a guarantee of future results, or investment advice.

Performance Graphs PRIMECAP Odyssey Stock Fund

The following chart compares the value of a hypothetical $10,000 investment in the PRIMECAP Odyssey Stock Fund from November 1, 2004 (inception) to April 30, 2012, compared to the S&P 500 Index. This chart illustrates the performance of a hypothetical $10,000 investment made on the fund’s inception date and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The chart assumes reinvestment of capital gains and dividends.

	Total Return Period Ended April 30, 2012
	1 Year	Annualized 5 Year	Annualized Since Inception^
PRIMECAP Odyssey Stock Fund	0.95%	2.23%	6.77%
S&P 500 Index*	4.76%	1.01%	5.02%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-729-2307. The funds impose a 2% redemption fee on shares held less than 60 days.

*	The S&P 500 is a market capitalization weighted index of 500 large-capitalization stocks commonly used to represent the U.S. equity market.
^	November 1, 2004

Performance Graphs PRIMECAP Odyssey Growth Fund

The following chart compares the value of a hypothetical $10,000 investment in the PRIMECAP Odyssey Growth Fund from November 1, 2004 (inception) to April 30, 2012, compared to the S&P 500 Index. This chart illustrates the performance of a hypothetical $10,000 investment made on the fund’s inception date and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The chart assumes reinvestment of capital gains and dividends.

	Total Return Period Ended April 30, 2012
	1 Year	Annualized 5 Year	Annualized Since Inception^
PRIMECAP Odyssey Growth Fund	-3.01%	2.90%	7.45%
S&P 500 Index*	4.76%	1.01%	5.02%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-729-2307. The funds impose a 2% redemption fee on shares held less than 60 days.

*	The S&P 500 is a market capitalization weighted index of 500 large-capitalization stocks commonly used to represent the U.S. equity market.
^	November 1, 2004

Performance Graphs PRIMECAP Odyssey Aggressive Growth Fund

The following chart compares the value of a hypothetical $10,000 investment in the PRIMECAP Odyssey Aggressive Growth Fund from November 1, 2004 (inception) to April 30, 2012, compared to the S&P 500 Index. This chart illustrates the performance of a hypothetical $10,000 investment made on the fund’s inception date and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The chart assumes reinvestment of capital gains and dividends.

	Total Return Period Ended April 30, 2012
	1 Year	Annualized 5 Year	Annualized Since Inception^
PRIMECAP Odyssey Aggressive Growth Fund	-1.13%	5.08%	9.38%
S&P 500 Index*	4.76%	1.01%	5.02%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-729-2307. The funds impose a 2% redemption fee on shares held less than 60 days.

*	The S&P 500 is a market capitalization weighted index of 500 large-capitalization stocks commonly used to represent the U.S. equity market.
^	November 1, 2004

Sector Breakdown PRIMECAP Odyssey Funds

PRIMECAP Odyssey Stock Fund

Consumer Discretionary	9.9%
Consumer Staples	3.0%
Energy	5.8%
Financials	7.5%
Health Care	26.9%
Industrials	11.6%
Information Technology	20.3%
Materials	2.9%
Utilities	1.9%
Short Term Investments and Other Assets	10.2%
Total	100.0%

PRIMECAP Odyssey Growth Fund

Consumer Discretionary	8.3%
Consumer Staples	0.3%
Energy	4.6%
Financials	5.7%
Health Care	39.2%
Industrials	7.7%
Information Technology	28.1%
Materials	1.4%
Short Term Investments and Other Assets	4.7%
Total	100.0%

The tables above list sector allocations as a percentage of each fund’s total net assets as of April 30, 2012. The management report makes reference to average allocations during the period. As a result, the sector allocations above may differ from those discussed in the management report.

Sector Breakdown

PRIMECAP Odyssey Funds

continued

PRIMECAP Odyssey Aggressive Growth Fund

Consumer Discretionary	5.6%
Consumer Staples	1.5%
Energy	3.2%
Financials	1.9%
Health Care	41.2%
Industrials	6.3%
Information Technology	31.6%
Materials	1.9%
Short Term Investments, net of Other Liabilities	6.8%
Total	100.0%

The table above lists sector allocations as a percentage of the fund’s total net assets as of April 30, 2012. The management report makes reference to average allocations during the period. As a result, the sector allocations above may differ from those discussed in the management report.

Schedule of Investments PRIMECAP Odyssey Stock Fund April 30, 2012 (Unaudited)

Shares		Value
COMMON STOCKS – 89.8%
Consumer Discretionary – 9.9%
183,600	Ascena Retail Group, Inc. (a)	$3,760,128
102,600	Bed Bath & Beyond, Inc. (a)	7,222,014
246,600	CarMax, Inc. (a)	7,612,542
755,800	Carnival Corp.	24,555,942
64,500	DIRECTV – Class A (a)	3,177,915
585,100	Limited Brands, Inc.	29,079,470
5,000	Macy’s, Inc.	205,100
300,000	Mattel, Inc.	10,080,000
8,100	Men’s Wearhouse, Inc. (The)	300,024
169,200	P. F. Chang’s China Bistro, Inc.	6,715,548
50,000	Ross Stores, Inc.	3,079,500
59,900	Sony Corp. – ADR	970,979
193,400	TJX Cos., Inc.	8,066,714
255,000	Walt Disney Co. (The)	10,993,050
222,600	Whirlpool Corp.	14,250,852

		130,069,778

Consumer Staples – 3.0%
270,000	Kellogg Co.	13,653,900
270,000	PepsiCo, Inc.	17,820,000
120,000	Procter & Gamble Co. (The)	7,636,800

		39,110,700

Energy – 5.8%
100,000	Cameco Corp.	2,210,000
280,000	Cameron International Corp. (a)	14,350,000
100,000	Cenovus Energy, Inc.	3,625,000
100,000	Encana Corp.	2,094,000
89,200	EOG Resources, Inc.	9,795,052
10,000	Exxon Mobil Corp.	863,400
100,000	Hess Corp.	5,214,000
158,100	McDermott International, Inc. (a)	1,786,530
89,300	National Oilwell Varco, Inc.	6,765,368
50,000	Noble Energy, Inc.	4,966,000
200,000	Petroleo Brasileiro SA – ADR	4,432,000
94,800	Range Resources Corp.	6,319,368
112,434	Schlumberger Ltd.	8,335,857
64,200	Southwestern Energy Co. (a)	2,027,436
57,100	Transocean Ltd.	2,877,269

		75,661,280

The accompanying notes are an integral part of these financial statements.

Schedule of Investments

PRIMECAP Odyssey Stock Fund

April 30, 2012 (Unaudited) – continued

Shares		Value
Financials – 7.5%
2,891,700	Charles Schwab Corp. (The)	$41,351,310
140,000	Chubb Corp. (The)	10,229,800
894,950	Marsh & McLennan Cos., Inc.	29,936,077
164,900	Mercury General Corp.	7,451,831
229,100	Willis Group Holdings PLC	8,352,986

		97,322,004

Health Care – 26.9%
421,200	Abbott Laboratories	26,139,672
75,000	Affymetrix, Inc. (a)	331,500
742,000	Amgen, Inc.	52,763,620
158,500	Biogen Idec, Inc. (a)	21,240,585
227,900	Boston Scientific Corp. (a)	1,426,654
842,800	Eli Lilly & Co.	34,883,492
616,735	GlaxoSmithKline PLC – ADR	28,511,659
822,200	Johnson & Johnson	53,516,998
895,300	Medtronic, Inc.	34,200,460
602,850	Novartis AG – ADR	33,259,235
242,206	PerkinElmer, Inc.	6,684,885
327,716	Roche Holding AG – CHF	59,863,728

		352,822,488

Industrials – 11.6%
47,600	Alaska Air Group, Inc. (a)	1,608,880
70,000	Alexander & Baldwin, Inc.	3,581,200
543,900	Arkansas Best Corp.	8,343,426
447,700	Babcock & Wilcox Co. (The) (a)	11,013,420
276,700	Boeing Co. (The)	21,250,560
100,000	C. H. Robinson Worldwide, Inc.	5,974,000
70,000	Canadian Pacific Railway Ltd.	5,423,600
8,300	Caterpillar, Inc.	852,991
35,000	CSX Corp.	780,850
116,000	European Aeronautic Defence and Space Co. N.V. – EUR	4,579,594
181,900	FedEx Corp.	16,050,856
251,900	Honeywell International, Inc.	15,280,254
23,500	JetBlue Airways Corp. (a)	111,625
110,000	Norfolk Southern Corp.	8,022,300
64,300	Pall Corp.	3,832,923
179,400	Ritchie Bros. Auctioneers, Inc.	3,790,722

The accompanying notes are an integral part of these financial statements.

Schedule of Investments

PRIMECAP Odyssey Stock Fund

April 30, 2012 (Unaudited) – continued

Shares		Value
Industrials (continued)
145,500	Rockwell Automation, Inc.	$11,252,970
1,289,200	Southwest Airlines Co.	10,674,576
1,900	Thomas & Betts Corp. (a)	136,629
36,000	Union Pacific Corp.	4,047,840
199,200	United Parcel Service, Inc. – Class B	15,565,488

		152,174,704

Information Technology – 20.3%
45,650	Accenture PLC – Class A	2,964,968
540,000	Adobe Systems, Inc. (a)	18,122,400
198,100	Altera Corp.	7,046,417
268,700	Applied Materials, Inc.	3,221,713
11,277	ASML Holding N.V.	575,014
600,000	Corning, Inc.	8,610,000
260,000	Diebold, Inc.	10,257,000
416,400	Electronic Arts, Inc. (a)	6,404,232
81,500	EMC Corp. (a)	2,299,115
13,000	Google, Inc. – Class A (a)	7,867,990
46,000	Hewlett-Packard Co.	1,138,960
280,000	Intel Corp.	7,952,000
94,700	Intuit, Inc.	5,489,759
350,100	KLA-Tencor Corp.	18,257,715
914,700	L.M. Ericsson Telephone Co. – ADR	9,142,426
1,408,900	Microsoft Corp.	45,112,978
14,112	Motorola Mobility Holdings, Inc. (a)	547,828
16,128	Motorola Solutions, Inc.	823,012
81,400	NeuStar, Inc. – Class A (a)	2,958,890
360,000	NVIDIA Corp. (a)	4,680,000
50,700	Oracle Corp.	1,490,073
250,000	QUALCOMM, Inc.	15,960,000
154,100	Research In Motion Ltd. (a)	2,203,630
244,800	Symantec Corp. (a)	4,044,096
1,478,200	Texas Instruments, Inc.	47,213,708
225,000	Visa, Inc. – Class A	27,670,500
100,000	Xilinx, Inc.	3,638,000
24,800	Yahoo!, Inc. (a)	385,392

		266,077,816

Materials – 2.9%
25,700	Freeport-McMoRan Copper & Gold, Inc.	984,310
10,000	Greif, Inc. – Class A	536,400

The accompanying notes are an integral part of these financial statements.

Schedule of Investments

PRIMECAP Odyssey Stock Fund

April 30, 2012 (Unaudited) – continued

Shares		Value
Materials (continued)
71,900	Monsanto Co.	$5,477,342
162,600	Potash Corp. of Saskatchewan, Inc.	6,907,248
358,400	Schweitzer-Mauduit International, Inc.	24,306,688

		38,211,988

Utilities – 1.9%
80,000	Edison International	3,520,800
50,000	NextEra Energy, Inc.	3,217,500
591,358	Public Service Enterprise Group, Inc.	18,420,802

		25,159,102

TOTAL COMMON STOCKS (Cost $995,373,427)		$1,176,609,860

SHORT TERM INVESTMENTS – 9.4%
123,697,153	Dreyfus Treasury Prime Cash Management Fund	123,697,153

TOTAL SHORT TERM INVESTMENTS (Cost $123,697,153)		123,697,153

TOTAL INVESTMENTS – 99.2% (Cost $1,119,070,580)		1,300,307,013
Other Assets in Excess of Liabilities – 0.8%		10,485,274

TOTAL NET ASSETS – 100.0%		$1,310,792,287

ADR – American Depository Receipt

CHF – Swiss Francs

EUR – Euros

(a)	Non-Income Producing

The Global Industry Classification Standard (GICS®) was developed by and is the exclusive property of MSCI Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by PRIMECAP Management Company.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments PRIMECAP Odyssey Growth Fund April 30, 2012 (Unaudited)

Shares		Value
COMMON STOCKS – 95.3%
Consumer Discretionary – 8.3%
645,600	Ascena Retail Group, Inc. (a)	$13,221,888
222,800	Bed Bath & Beyond, Inc. (a)	15,682,892
804,500	CarMax, Inc. (a)	24,834,915
710,800	Carnival Corp.	23,093,892
10,000	Deckers Outdoor Corp. (a)	510,100
161,800	DIRECTV – Class A (a)	7,971,886
1,083,000	DreamWorks Animation SKG, Inc. – Class A (a)	19,504,830
915,000	Limited Brands, Inc.	45,475,500
460,000	Mattel, Inc.	15,456,000
5,600	Michael Kors Holdings, Ltd. (a)	255,752
100,000	Royal Caribbean Cruises Ltd.	2,737,000
100,000	Shutterfly, Inc. (a)	3,112,000
239,400	Sony Corp. – ADR	3,880,674
126,000	TJX Cos., Inc.	5,255,460

		180,992,789

Consumer Staples – 0.3%
100,000	Procter & Gamble Co. (The)	6,364,000

Energy – 4.6%
140,000	Cenovus Energy, Inc.	5,075,000
130,000	Encana Corp.	2,722,200
146,600	EOG Resources, Inc.	16,098,146
180,000	Hess Corp.	9,385,200
138,400	McDermott International, Inc. (a)	1,563,920
171,600	National Oilwell Varco, Inc.	13,000,416
80,000	Noble Energy, Inc.	7,945,600
254,100	Oceaneering International, Inc.	13,119,183
187,900	Petroleo Brasileiro SA – ADR	4,163,864
146,700	Range Resources Corp.	9,779,022
169,800	Schlumberger Ltd.	12,588,972
175,400	Southwestern Energy Co. (a)	5,539,132

		100,980,655

Financials – 5.7%
200,000	Berkshire Hathaway, Inc. – Class B (a)	16,090,000
3,902,100	Charles Schwab Corp. (The)	55,800,030
200,000	Chubb Corp. (The)	14,614,000
1,000,700	Marsh & McLennan Cos, Inc.	33,473,415
140,000	Progressive Corp. (The)	2,982,000

		122,959,445

The accompanying notes are an integral part of these financial statements.

Schedule of Investments

PRIMECAP Odyssey Growth Fund

April 30, 2012 (Unaudited) – continued

Shares		Value
Health Care – 39.2%
1,743,800	Abiomed, Inc. (a)	$42,426,654
3,120,000	Accuray, Inc. (a)	24,024,000
199,400	Affymetrix, Inc. (a)	881,348
1,427,800	Amgen, Inc.	101,530,858
442,500	Biogen Idec, Inc. (a)	59,299,425
298,200	BioMarin Pharmaceutical, Inc. (a)	10,347,540
672,500	Boston Scientific Corp. (a)	4,209,850
965,100	Cepheid, Inc. (a)	37,069,491
118,700	Charles River Laboratories International, Inc. (a)	4,217,411
2,293,728	Conceptus, Inc. (a) (b)	43,053,275
1,476,200	Dendreon Corp. (a)	17,197,730
867,200	Eli Lilly & Co.	35,893,408
81,000	GlaxoSmithKline PLC – ADR	3,744,630
270,000	Illumina, Inc. (a)	12,023,100
5,840,000	ImmunoGen, Inc. (a) (b)	74,460,000
222,300	Insulet Corp. (a)	3,970,278
470,000	InterMune, Inc. (a)	4,906,800
497,000	Johnson & Johnson	32,349,730
540,000	Life Technologies Corp. (a)	25,034,400
976,800	Medtronic, Inc.	37,313,760
300,000	Momenta Pharmaceuticals, Inc. (a)	4,764,000
4,404,456	Nektar Therapeutics (a)	33,561,955
538,750	Novartis AG – ADR	29,722,837
145,000	NuVasive, Inc. (a)	2,402,650
167,700	OraSure Technologies, Inc. (a)	1,923,519
461,600	QIAGEN N.V. (a)	7,722,568
543,132	Roche Holding AG – CHF	99,213,668
4,606,400	Seattle Genetics, Inc. (a)	91,068,528
68,500	Waters Corp. (a)	5,761,535

		850,094,948

Industrials – 7.7%
871,252	AECOM Technology Corp. (a)	19,228,532
574,400	Babcock & Wilcox Co. (The) (a)	14,130,240
430,000	C. H. Robinson Worldwide, Inc.	25,688,200
133,600	Caterpillar, Inc.	13,730,072
10,000	CIRCOR International, Inc.	311,200
227,100	European Aeronautic Defence and Space Co. N.V. – EUR	8,965,739
420,000	Expeditors International Washington, Inc.	16,800,000
40,900	FedEx Corp.	3,609,016

The accompanying notes are an integral part of these financial statements.

Schedule of Investments

PRIMECAP Odyssey Growth Fund

April 30, 2012 (Unaudited) – continued

Shares		Value
Industrials (continued)
50,000	IDEX Corp.	$2,165,500
1,087,550	JetBlue Airways Corp. (a)	5,165,862
107,800	Pall Corp.	6,425,958
389,000	Ritchie Bros. Auctioneers, Inc.	8,219,570
50,000	Rockwell Automation, Inc.	3,867,000
2,423,200	Southwest Airlines Co.	20,064,096
150,000	United Continental Holdings, Inc. (a)	3,288,000
196,000	United Parcel Service, Inc. – Class B	15,315,440

		166,974,425

Information Technology – 28.1%
57,850	Accenture PLC – Class A	3,757,358
1,523,500	Adobe Systems, Inc. (a)	51,128,660
1,001,700	Altera Corp.	35,630,469
389,300	Applied Materials, Inc.	4,667,707
83,600	ASML Holding N.V.	4,262,764
350,000	Corning, Inc.	5,022,500
562,200	Cree, Inc. (a)	17,371,980
150,000	Cymer, Inc. (a)	7,776,000
1,657,000	Electronic Arts, Inc. (a)	25,484,660
633,900	EMC Corp. (a)	17,882,319
2,800,000	Flextronics International Ltd. (a)	18,648,000
742,018	FormFactor, Inc. (a)	4,155,301
82,080	Google, Inc. – Class A (a)	49,677,278
90,000	Hewlett-Packard Co.	2,228,400
250,700	Intel Corp.	7,119,880
105,000	Intuit, Inc.	6,086,850
32,000	Jabil Circuit, Inc.	750,400
300,000	KLA-Tencor Corp.	15,645,000
1,247,800	L.M. Ericsson Telephone Co. – ADR	12,471,761
5,500	MasterCard, Inc. – Class A	2,487,485
725,000	Micron Technology, Inc. (a)	4,777,750
1,155,500	Microsoft Corp.	36,999,110
30,737	Motorola Mobility Holdings, Inc. (a)	1,193,210
35,128	Motorola Solutions, Inc.	1,792,582
264,811	NetApp, Inc. (a)	10,282,611
195,900	NeuStar, Inc. – Class A (a)	7,120,965
1,927,400	Nuance Communications, Inc. (a)	47,105,656
540,000	NVIDIA Corp. (a)	7,020,000
450,000	QUALCOMM, Inc.	28,728,000

The accompanying notes are an integral part of these financial statements.

Schedule of Investments

PRIMECAP Odyssey Growth Fund

April 30, 2012 (Unaudited) – continued

Shares		Value
Information Technology (continued)
160,000	Rambus, Inc. (a)	$814,400
722,450	Research In Motion Ltd. (a)	10,331,035
242,100	SanDisk Corp. (a)	8,960,121
915,900	Stratasys, Inc. (a)	46,903,239
536,400	Symantec Corp. (a)	8,861,328
1,015,300	Texas Instruments, Inc.	32,428,682
335,000	Trimble Navigation Ltd. (a)	18,136,900
335,000	Visa, Inc. – Class A	41,198,300
120,000	Xilinx, Inc.	4,365,600
8,000	Zynga, Inc. – Class A (a)	66,720

		609,340,981

Materials – 1.4%
317,500	Monsanto Co.	24,187,150
102,600	Potash Corp. Saskatchewan, Inc.	4,358,448
17,250	Praxair, Inc.	1,995,825

		30,541,423

TOTAL COMMON STOCKS (Cost $1,735,712,587)		$2,068,248,666

SHORT TERM INVESTMENTS – 4.1%
88,594,497	Dreyfus Treasury Prime Cash Management Fund	88,594,497

TOTAL SHORT TERM INVESTMENTS (Cost $88,594,497)		88,594,497

TOTAL INVESTMENTS – 99.4% (Cost $1,824,307,084)		2,156,843,163
Other Assets in Excess of Liabilities – 0.6%		14,020,772

TOTAL NET ASSETS – 100.0%		$2,170,863,935

ADR – American Depository Receipt

CHF – Swiss Francs

EUR – Euros

(a)	Non-Income Producing
(b)	Considered an affiliated company of the fund as the fund owns 5% or more of the outstanding voting securities of such company.

The Global Industry Classification Standard (GICS®) was developed by and is the exclusive property of MSCI Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by PRIMECAP Management Company.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments PRIMECAP Odyssey Aggressive Growth Fund April 30, 2012 (Unaudited)

Shares		Value
COMMON STOCKS – 93.2%
Consumer Discretionary – 5.6%
15,000	Amazon.com, Inc. (a)	$3,478,500
392,102	Callaway Golf Co.	2,403,585
420,800	CarMax, Inc. (a)	12,990,096
15,000	Deckers Outdoor Corp. (a)	765,150
74,700	DIRECTV – Class A (a)	3,680,469
1,367,100	DreamWorks Animation SKG, Inc. – Class A (a)	24,621,471
27,000	Royal Caribbean Cruises Ltd.	738,990
653,400	Shutterfly, Inc. (a)	20,333,808
89,090	Tesla Motors, Inc. (a)	2,951,552
36,000	Warnaco Group, Inc. (The) (a)	1,906,560

		73,870,181

Consumer Staples – 1.5%
2,700	Chefs’ Warehouse Holdings, Inc. (The) (a)	65,286
3,313,405	Smart Balance, Inc. (a) (b)	19,549,089

		19,614,375

Energy – 3.2%
270,200	Cabot Oil & Gas Corp.	9,494,828
60,000	EOG Resources, Inc.	6,588,600
113,800	National Oilwell Varco, Inc.	8,621,488
117,800	Range Resources Corp.	7,852,548
908,800	Rex Energy Corp. (a)	9,551,488

		42,108,952

Financials – 1.9%
605,820	MarketAxess Holdings, Inc.	20,785,684
114,400	MSCI, Inc. (a)	4,185,896

		24,971,580

Health Care – 41.2%
2,151,673	Abiomed, Inc. (a) (b)	52,350,204
2,966,900	Accuray, Inc. (a)	22,845,130
172,000	Affymetrix, Inc. (a)	760,240
205,200	Biogen Idec, Inc. (a)	27,498,852
592,800	BioMarin Pharmaceutical, Inc. (a)	20,570,160
700,500	Boston Scientific Corp. (a)	4,385,130
786,650	Cardica, Inc. (a)	1,651,965
1,007,600	Cepheid, Inc. (a)	38,701,916
11,500	Charles River Laboratories International, Inc. (a)	408,595
1,669,750	Conceptus, Inc. (a) (b)	31,341,208

The accompanying notes are an integral part of these financial statements.

Schedule of Investments

PRIMECAP Odyssey Aggressive Growth Fund

April 30, 2012 (Unaudited) – continued

Shares		Value
Health Care (continued)
1,478,500	Dendreon Corp. (a)	$17,224,525
5,849,900	Dyax Corp. (a) (b)	9,535,337
9,000	Illumina, Inc. (a)	400,770
3,620,250	ImmunoGen, Inc. (a)	46,158,187
589,300	Insulet Corp. (a)	10,524,898
1,439,300	InterMune, Inc. (a)	15,026,292
708,200	Luminex Corp. (a)	17,733,328
306,600	Momenta Pharmaceuticals, Inc. (a)	4,868,808
2,760,300	Nektar Therapeutics (a)	21,033,486
186,000	NuVasive, Inc. (a)	3,082,020
1,473,600	OraSure Technologies, Inc. (a)	16,902,192
2,138,139	Pharmacyclics, Inc. (a)	58,927,111
74,000	QIAGEN N.V. (a)	1,238,020
338,800	Roche Holding AG – CHF	61,888,437
2,917,500	Seattle Genetics, Inc. (a)	57,678,975
19,200	SurModics, Inc. (a)	283,968

		543,019,754

Industrials – 6.3%
390,000	Alaska Air Group, Inc. (a)	13,182,000
536,600	Arkansas Best Corp.	8,231,444
101,800	C. H. Robinson Worldwide, Inc.	6,081,532
222,000	CIRCOR International, Inc.	6,908,640
111,000	Delta Air Lines, Inc. (a)	1,216,560
10,000	Expeditors International of Washington, Inc.	400,000
2,424,525	JetBlue Airways Corp. (a)	11,516,494
82,600	Pall Corp.	4,923,786
5,390	Polypore International, Inc. (a)	201,317
293,100	Ritchie Bros. Auctioneers, Inc.	6,193,203
895,000	Southwest Airlines Co.	7,410,600
42,000	Spirit Airlines, Inc. (a)	1,008,840
36,000	United Continental Holdings, Inc. (a)	789,120
234,000	US Airways Group, Inc. (a)	2,400,840
48,200	USA Truck, Inc. (a)	331,616
525,000	Vitran Corp, Inc. (a)	4,509,750
607,638	Zipcar, Inc. (a)	7,322,038

		82,627,780

The accompanying notes are an integral part of these financial statements.

Schedule of Investments

PRIMECAP Odyssey Aggressive Growth Fund

April 30, 2012 (Unaudited) – continued

Shares		Value
Information Technology – 31.6%
894,600	Adobe Systems, Inc. (a)	$30,022,776
80,000	Akamai Technologies, Inc. (a)	2,608,000
507,900	Altera Corp.	18,066,003
192,600	ASML Holding N.V.	9,820,674
1,419,500	comScore, Inc. (a)	28,276,440
348,300	Cree, Inc. (a)	10,762,470
200,000	Cymer, Inc. (a)	10,368,000
1,083,400	Electronic Arts, Inc. (a)	16,662,692
281,400	EMC Corp. (a)	7,938,294
272,100	FARO Technologies, Inc. (a)	15,232,158
302,700	FEI Co. (a)	15,186,459
716,300	FormFactor, Inc. (a)	4,011,280
61,090	Google, Inc. – Class A (a)	36,973,501
1,402,100	Guidance Software, Inc. (a) (b)	13,305,929
334,854	Higher One Holdings, Inc. (a)	5,280,648
38,500	hiSoft Technology International Ltd. – ADR (a)	547,470
900	Imperva, Inc. (a)	31,293
275,000	Intuit, Inc.	15,941,750
150,000	iSoftStone Holdings Ltd. – ADR (a)	1,197,000
30,000	Jabil Circuit, Inc.	703,500
1,104,800	KIT Digital, Inc. (a)	7,490,544
378,300	KLA-Tencor Corp.	19,728,345
800,000	Micron Technology, Inc. (a)	5,272,000
420,000	Monster Worldwide, Inc. (a)	3,624,600
110,500	NetApp, Inc. (a)	4,290,715
150,798	NeuStar, Inc. – Class A (a)	5,481,507
851,100	Nuance Communications, Inc. (a)	20,800,884
162,300	NVIDIA Corp. (a)	2,109,900
140,000	Rambus, Inc. (a)	712,600
602,900	Research In Motion Ltd. (a)	8,621,470
3,567	Responsys, Inc. (a)	45,586
237,500	SanDisk Corp. (a)	8,789,875
733,500	SMART Technologies, Inc. – Class A (a)	1,855,755
799,101	Stratasys, Inc. (a)	40,921,962
329,900	Symantec Corp. (a)	5,449,948
322,900	Trimble Navigation Ltd. (a)	17,481,806
24,000	VanceInfo Technologies, Inc. – ADR (a)	310,800
984,600	Websense, Inc. (a)	20,420,604
60,000	Yahoo!, Inc. (a)	932,400

		417,277,638

The accompanying notes are an integral part of these financial statements.

Schedule of Investments

PRIMECAP Odyssey Aggressive Growth Fund

April 30, 2012 (Unaudited) – continued

Shares		Value
Materials – 1.9%
272,300	Monsanto Co.	$20,743,814
94,100	Potash Corp. of Saskatchewan, Inc.	3,997,368

		24,741,182

TOTAL COMMON STOCKS (Cost $995,174,054)		$1,228,231,442

SHORT TERM INVESTMENTS – 6.9%
91,761,980	Dreyfus Treasury Prime Cash Management Fund	91,761,980

TOTAL SHORT TERM INVESTMENTS (Cost $91,761,980)		91,761,980

TOTAL INVESTMENTS – 100.1% (Cost $1,086,936,034)		1,319,993,422
Liabilities in Excess of Other Assets – (0.1)%		(1,630,798)

TOTAL NET ASSETS – 100.0%		$1,318,362,624

ADR – American Depository Receipt

CHF – Swiss Francs

(a)	Non-Income Producing
(b)	Considered an affiliated company of the fund as the fund owns 5% or more of the outstanding voting securities of such company.

The Global Industry Classification Standard (GICS®) was developed by and is the exclusive property of MSCI Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by PRIMECAP Management Company.

The accompanying notes are an integral part of these financial statements.

Statements of Assets and Liabilities PRIMECAP Odyssey Funds April 30, 2012 (Unaudited)

	PRIMECAP Odyssey Stock Fund	PRIMECAP Odyssey Growth Fund	PRIMECAP Odyssey Aggressive Growth Fund
ASSETS
Investments, at cost	$1,119,070,580	$1,824,307,084	$1,086,936,034

Investments, at value (unaffiliated)	$1,300,307,013	$2,039,329,889	$1,193,911,655
Investments, at value (affiliated)	—	117,513,274	126,081,767
Cash	—	—	2,512,478
Receivables:
Securities sold	12,060,015	22,764,809	6,454,431
Dividends and interest	1,705,644	2,366,939	1,172,004
Fund shares sold	3,841,557	2,268,277	4,835,691
Prepaid expenses and other assets	19,166	43,847	39,213

Total assets	1,317,933,395	2,184,287,035	1,335,007,239

LIABILITIES
Payable for securities purchased	4,895,187	8,289,359	13,343,741
Payable for fund shares repurchased	308,333	1,653,804	1,253,053
Payable to the advisor (Note 6)	1,691,091	2,935,543	1,727,592
Other accrued expenses & liabilities	246,497	544,394	320,229

Total liabilities	7,141,108	13,423,100	16,644,615

NET ASSETS	$1,310,792,287	$2,170,863,935	$1,318,362,624

Number of shares issued and outstanding (unlimited shares authorized, $0.01 par value)	84,964,010	130,841,472	72,394,451

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$15.43	$16.59	$18.21

COMPONENTS OF NET ASSETS
Paid-in capital	$1,147,430,980	$1,822,502,612	$1,080,365,005
Undistributed net investment income	6,982,632	5,272,975	—
Accumulated net realized gain (loss)	(24,889,486)	10,483,273	4,906,793
Net unrealized appreciation	181,268,161	332,605,075	233,090,826

Net assets	$1,310,792,287	$2,170,863,935	$1,318,362,624

The accompanying notes are an integral part of these financial statements.

Statements of Operations PRIMECAP Odyssey Funds For the Six Months Ended April 30, 2012 (Unaudited)

	PRIMECAP Odyssey Stock Fund	PRIMECAP Odyssey Growth Fund	PRIMECAP Odyssey Aggressive Growth Fund
INVESTMENT INCOME
Income
Dividends[1]	$13,978,703	$14,440,494	$3,367,899
Interest income	15	15	9

Total income	13,978,718	14,440,509	3,367,908

Expenses
Advisory fees	3,090,299	5,464,892	3,267,167
Shareholder servicing	160,023	541,718	306,073
Fund administration and accounting	221,485	387,899	234,029
Custody	54,933	80,793	55,653
Professional fees	25,556	25,706	25,695
Registration fees	14,196	31,913	29,962
Trustee fees	13,923	14,005	13,923
Printing and mailing	19,436	49,070	32,908
Other	26,868	25,868	24,337

Total expenses	3,626,719	6,621,864	3,989,747

Net investment income (loss)	10,351,999	7,818,645	(621,839)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY
Net realized gain (loss) on:
Investments[2]	(912,553)	15,386,356	5,588,890
Foreign currency transactions	(12,431)	(23,966)	(14,797)
Change in net unrealized appreciation/(depreciation) on:
Investments	90,107,369	139,064,060	101,751,541
Foreign currency translations	(12,427)	(23,409)	(14,014)

Net realized and unrealized gain on investments and foreign currency	89,169,958	154,403,041	107,311,620

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$99,521,957	$162,221,686	$106,689,781

[1]	Net of foreign taxes withheld of $605,299, $862,159, $405,998, respectively.
[2]	Includes net realized gains on sales of affiliated companies of $0, $3,344,165, $60,462, respectively.

The accompanying notes are an integral part of these financial statements.

Statement of Changes in Net Assets PRIMECAP Odyssey Stock Fund

	Six Months Ended April 30, 2012[1]	Year Ended October 30, 2011
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment income	$10,351,999	$9,828,222
Net realized gain (loss) on:
Investments	(912,553)	8,833,830
Foreign currency transactions	(12,431)	(5,762)
Change in net unrealized appreciation/(depreciation) on:
Investments	90,107,369	37,786,162
Foreign currency translations	(12,427)	29,831

Net increase in net assets resulting from operations	99,521,957	56,472,283

DISTRIBUTIONS TO SHAREHOLDERS FROM NET INVESTMENT INCOME	(12,241,758)	(5,099,941)

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	395,439,741	492,192,375
Proceeds from reinvestment of distributions	9,899,514	4,774,772
Cost of shares redeemed	(86,101,591)	(251,163,250)
Redemption fee proceeds	23,102	15,527

Net increase from capital share transactions	319,260,766	245,819,424

Total increase in net assets	406,540,965	297,191,766

NET ASSETS
Beginning of period	904,251,322	607,059,556

End of period (includes undistributed net investment income of $6,982,632 and $8,872,391 respectively)	$1,310,792,287	$904,251,322

CHANGE IN CAPITAL SHARES
Shares outstanding, beginning of period	63,147,115	45,027,268

Shares sold	26,913,153	34,887,757
Shares issued on reinvestment of distributions	711,172	341,543
Shares repurchased	(5,807,430)	(17,109,453)

Net increase in capital shares	21,816,895	18,119,847

Shares outstanding, end of period	84,964,010	63,147,115

[1]	Unaudited

The accompanying notes are an integral part of these financial statements.

Statement of Changes in Net Assets PRIMECAP Odyssey Growth Fund

	Six Months Ended April 30, 2012[1]	Year Ended October 30, 2011
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment income	$7,818,645	$4,680,015
Net realized gain (loss) on:
Investments	15,386,356	20,610,429
Foreign currency transactions	(23,966)	(10,487)
Change in net unrealized appreciation/(depreciation) on:
Investments	139,064,060	35,839,872
Foreign currency translations	(23,409)	59,350

Net increase in net assets resulting from operations	162,221,686	61,179,179

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	(6,864,980)	(1,416,348)
Net realized gain on investments	(7,111,047)	—

Net decrease in net assets resulting from distributions paid	(13,976,027)	(1,416,348)

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	434,405,822	711,410,844
Proceeds from reinvestment of distributions	13,378,508	1,337,875
Cost of shares redeemed	(247,086,396)	(401,953,384)
Redemption fee proceeds	47,095	149,175

Net increase from capital share transactions	200,745,029	310,944,510

Total increase in net assets	348,990,688	370,707,341

NET ASSETS
Beginning of period	1,821,873,247	1,451,165,906

End of period (includes undistributed net investment income of $5,272,975 and $4,319,310 respectively)	$2,170,863,935	$1,821,873,247

CHANGE IN CAPITAL SHARES
Shares outstanding, beginning of period	117,989,471	98,706,971

Shares sold	27,620,879	45,548,287
Shares issued on reinvestment of distributions	905,731	87,787
Shares repurchased	(15,674,609)	(26,353,574)

Net increase in capital shares	12,852,001	19,282,500

Shares outstanding, end of period	130,841,472	117,989,471

[1]	Unaudited

The accompanying notes are an integral part of these financial statements.

Statement of Changes in Net Assets PRIMECAP Odyssey Aggressive Growth Fund

	Six Months Ended April 30, 2012[1]	Year Ended October 30, 2011
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment loss	$(621,839)	$(3,382,612)
Net realized gain (loss) on:
Investments	5,588,890	26,971,334
Foreign currency transactions	(14,797)	12,755
Change in net unrealized appreciation/(depreciation) on:
Investments	101,751,541	42,923,262
Foreign currency translations	(14,014)	20,135

Net increase in net assets resulting from operations	106,689,781	66,544,874

DISTRIBUTIONS TO SHAREHOLDERS FROM REALIZED GAIN ON INVESTMENTS	(21,243,259)	(27,881,437)

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	228,670,227	492,535,674
Proceeds from reinvestment of distributions	20,208,334	27,335,474
Cost of shares redeemed	(150,551,297)	(234,079,639)
Redemption fee proceeds	53,533	131,984

Net increase from capital share transactions	98,380,797	285,923,493

Total increase in net assets	183,827,319	324,586,930

NET ASSETS
Beginning of period	1,134,535,305	809,948,375

End of period	$1,318,362,624	$1,134,535,305

CHANGE IN CAPITAL SHARES
Shares outstanding, beginning of period	66,762,268	50,097,938

Shares sold	13,209,118	29,150,342
Shares issued on reinvestment of distributions	1,276,585	1,689,461
Shares repurchased	(8,853,520)	(14,175,473)

Net increase in capital shares	5,632,183	16,664,330

Shares outstanding, end of period	72,394,451	66,762,268

[1]	Unaudited

The accompanying notes are an integral part of these financial statements.

Financial Highlights PRIMECAP Odyssey Stock Fund For a capital share outstanding throughout each period.

The following information should be read in conjunction with the financial statements and notes thereto appearing elsewhere in this Semiannual Report.

	Six Months Ended Apr. 30, 2012[1]	Year Ended Oct. 31, 2011	Year Ended Oct. 31, 2010	Year Ended Oct. 31, 2009	Year Ended Oct. 31, 2008	Year Ended Oct. 31, 2007

Net asset value, beginning of the period	$14.32	$13.48	$11.69	$10.10	$15.22	$13.48

Income from investment operations:
Net investment income	0.12	0.16	0.09 [5]	0.10	0.06	0.07
Net realized and unrealized gain (loss) on investments and foreign currency	1.17	0.79	1.79	1.55	(4.99)	1.79

Total from investment operations	1.29	0.95	1.88	1.65	(4.93)	1.86

Less:
Dividends from net investment income	(0.18)	(0.11)	(0.09)	(0.06)	(0.07)	(0.04)
Distributions from net realized gain	—	—	—	—	(0.12)	(0.08)

Total distributions	(0.18)	(0.11)	(0.09)	(0.06)	(0.19)	(0.12)

Redemption fees proceeds	0.00 [4]	0.00 [4]	0.00 [4]	0.00 [4]	0.00 [4]	0.00 [4]

Net asset value, end of period	$15.43	$14.32	$13.48	$11.69	$10.10	$15.22

Total return	9.13%[3]	7.05%	16.14%	16.55%	(32.73%)	13.88%

Ratios/supplemental data:
Net assets, end of period (millions)	$1,310.8	$904.3	$607.1	$179.7	$187.0	$216.4

Ratio of expenses to average net assets	0.65%[2]	0.66%	0.71%	0.80%	0.79%	0.81%

Ratio of net investment income to average net assets	1.86%[2]	1.25%	1.37%[5]	0.96%	0.51%	0.59%

Portfolio turnover rate	5.82%[3]	24.27%	3.35%	33.55%	9.66%	5.87%

[1]	Unaudited
[2]	Annualized
[3]	Not annualized
[4]	Amount represents less than $0.01 per share.
[5]	Investment income per share reflects a special dividend of $0.05. Excluding the special dividend, the ratio of net investment income to average net assets would have been 0.74%.

The accompanying notes are an integral part of these financial statements.

Financial Highlights PRIMECAP Odyssey Growth Fund For a capital share outstanding throughout each period.

The following information should be read in conjunction with the financial statements and notes thereto appearing elsewhere in this Semiannual Report.

	Six Months Ended Apr. 30, 2012[1]	Year Ended Oct. 31, 2011	Year Ended Oct. 31, 2010	Year Ended Oct. 31, 2009	Year Ended Oct. 31, 2008	Year Ended Oct. 31, 2007

Net asset value, beginning of the period	$15.44	$14.70	$12.18	$10.07	$15.71	$13.76

Income from investment operations:
Net investment income	0.06	0.04	0.02	0.03	0.03	0.04
Net realized and unrealized gain (loss) on investments and foreign currency	1.21	0.71	2.53	2.11	(5.59)	2.07

Total from investment operations	1.27	0.75	2.55	2.14	(5.56)	2.11

Less:
Dividend from investment income	(0.06)	(0.01)	(0.03)	(0.03)	(0.04)	(0.02)
Distributions from net realized gain	(0.06)	—	—	—	(0.04)	(0.14)

Total distributions	(0.12)	(0.01)	(0.03)	(0.03)	(0.08)	(0.16)

Redemption fees proceeds	0.00 [4]	0.00 [4]	0.00 [4]	0.00 [4]	0.00 [4]	0.00 [4]

Net asset value, end of period	$16.59	$15.44	$14.70	$12.18	$10.07	$15.71

Total return	8.29%[3]	5.13%	20.96%	21.39%	(35.55%)	15.46%

Ratios/supplemental data:
Net assets, end of period (millions)	$2,170.9	$1,821.9	$1,451.2	$706.5	$412.4	$512.0

Ratio of expenses to average net assets	0.67%[2]	0.66%	0.68%	0.71%	0.71%	0.75%

Ratio of net investment loss to average net assets	0.79%[2]	0.26%	0.15%	0.35%	0.26%	0.30%

Portfolio turnover rate	7.30%[3]	12.57%	4.93%	12.49%	12.72%	4.83%

[1]	Unaudited
[2]	Annualized
[3]	Not annualized
[4]	Amount represents less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

Financial Highlights PRIMECAP Odyssey Aggressive Growth Fund For a capital share outstanding throughout each period.

The following information should be read in conjunction with the financial statements and notes thereto appearing elsewhere in this Semiannual Report.

	Six Months Ended Apr. 30, 2012[1]	Year Ended Oct. 31, 2011	Year Ended Oct. 31, 2010	Year Ended Oct. 31, 2009	Year Ended Oct. 31, 2008	Year Ended Oct. 31, 2007

Net asset value, beginning of the period	$16.99	$16.17	$12.33	$9.46	$16.03	$13.92

Income from investment operations:
Net investment loss	(0.01)	(0.05)	(0.05)	(0.05)	(0.06)	(0.03)
Net realized and unrealized gain (loss) on investments and foreign currency	1.55	1.40	3.89	2.92	(6.42)	2.34

Total from investment operations	1.54	1.35	3.84	2.87	(6.48)	2.31

Less:
Distributions from net realized gain	(0.32)	(0.53)	—	—	(0.09)	(0.20)

Redemption fees proceeds	0.00 [4]	0.00 [4]	0.00 [4]	0.00 [4]	0.00 [4]	0.00 [4]

Net asset value, end of period	$18.21	$16.99	$16.17	$12.33	$9.46	$16.03

Total return	9.35%[3]	8.50%	31.14%	30.34%	(40.60%)	16.76%

Ratios/supplemental data:
Net assets, end of period (millions)	$1,318.4	$1,134.5	$809.9	$368.8	$225.4	$375.2

Ratio of expenses to average net assets	0.68%[2]	0.68%	0.71%	0.77%	0.78%	0.78%

Ratio of net investment loss to average net assets	(0.11%)[2]	(0.33%)	(0.45%)	(0.54%)	(0.46%)	(0.25%)

Portfolio turnover rate	10.90%[3]	11.32%	15.34%	19.70%	24.32%	6.02%

[1]	Unaudited
[2]	Annualized
[3]	Not annualized
[4]	Amount represents less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements PRIMECAP Odyssey Funds For the Six Months Ended April 30, 2012 (Unaudited)

(1)  Organization

PRIMECAP Odyssey Funds (the “Trust”) was organized on June 8, 2004 as a Delaware statutory trust and is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust is comprised of three series: PRIMECAP Odyssey Stock Fund, PRIMECAP Odyssey Growth Fund, and PRIMECAP Odyssey Aggressive Growth Fund (the “Funds”), each of which is diversified within the meaning of the 1940 Act. PRIMECAP Management Company (the “Investment Advisor”) serves as investment advisor to the Funds. Each Fund commenced operations on November 1, 2004.

Each Fund’s investment objective is to provide long-term capital appreciation. Each Fund is authorized to issue unlimited shares of beneficial interest. All shares within each Fund have equal rights with respect to voting. Each Fund may charge a redemption fee of 2% of the redemption amount on shares redeemed or exchanged within 60 days of purchase.

(2)  Significant Accounting Policies

The Funds consistently follow the accounting policies set forth below which are in conformity with accounting principles generally accepted in the United States of America.

A.	Security Valuation

Securities traded on a national securities exchange are valued at the last reported sales price at the close of regular trading on each day the exchanges are open for trading. Securities listed on the NASDAQ Global Market, the NASDAQ Global Select Market, and the NASDAQ Capital Market are valued using the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. Quotations of foreign securities in a foreign currency are valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined. Foreign currency exchange rates generally are determined prior to the close of the New York Stock Exchange (the “NYSE”). Securities traded on an exchange for which there have been no sales are valued at the mean between the bid and asked price. Securities for which quotations are not readily available are stated at their respective fair values as determined in good faith by a valuation committee of the Investment Advisor in accordance with procedures approved by the Trust’s Board of Trustees. In determining fair value, the Funds take into account all relevant factors and available information. Consequently, the price of a security used by a Fund to calculate its net asset value per share (“NAV”) may differ from quoted or published prices for the same security. Fair value pricing involves subjective judgments, and there is no single standard for determining a security’s fair value. As a result, different mutual funds could reasonably arrive at a different fair value for the same security. It is possible that the fair value determined for a security is materially different from the value that could be realized upon the sale of that security or from the values that other mutual funds may determine.

Investments in other funds are valued at their respective net asset values as determined by those funds, in accordance with the 1940 Act.

Notes to Financial Statements

PRIMECAP Odyssey Funds

For the Six Months Ended April 30, 2012 (Unaudited) – continued

Foreign securities are recorded in the financial statements after their prices are converted to U.S. dollars based on the applicable exchange rate at the end of the period. The Funds do not isolate that portion of the results of operations arising as a result of changes in the currency exchange rate from the fluctuations arising as a result of changes in the market prices of investments during the period.

B.	Share Valuation

The NAV of a Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses), by the total number of shares outstanding of the Fund. The result is rounded to the nearest cent. The Funds’ shares will not be priced on the days on which the NYSE is closed for trading.

C.	Foreign Currency

Values of investments denominated in foreign currencies are converted into U.S. dollars using the spot market rate of exchange at the time of valuation. Purchases and sales of investments and dividend and interest income are converted into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such translations. Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period. Foreign securities and currency transactions may involve risks not associated with U.S. securities and currency.

D.	Federal Income Taxes

Each Fund has elected to be treated as a “regulated investment company” under Subchapter M of the Internal Revenue Code (the “IRC”). The Funds intend to distribute substantially all of their taxable income and any accumulated net realized capital gains. Accordingly, no provision for Federal income taxes has been made in the accompanying financial statements.

The Funds may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable based upon their current interpretations of the tax rules and regulations that exist in the markets in which they invest.

Each Fund has adopted accounting standards regarding recognition and measurement of tax positions taken on a tax return. No material uncertain tax positions existed in any Fund as of April 30, 2012. As of April 30, 2012, open tax years include the tax years ended October 31, 2008 through 2011. The Funds are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next 12 months. The Funds recognize interest

Notes to Financial Statements

PRIMECAP Odyssey Funds

For the Six Months Ended April 30, 2012 (Unaudited) – continued

and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the six months ended April 30, 2012, the Funds did not incur any interest or penalties.

E.	Allocation of Expenses

Each Fund is charged for those expenses directly attributable to it. Expenses that are not directly attributable to a Fund are allocated among the Funds by an appropriate method based on the nature of the expense.

F.	Security Transactions, Investment Income, and Distributions

Security transactions are accounted for on the trade date. Dividend income and distributions to shareholders are recorded on the ex-dividend date, and interest income is recognized on the accrual basis. Realized gains and losses are evaluated on the basis of identified costs. Premiums and discounts on the purchase of securities are amortized/accreted using the effective interest method. Accounting principles generally accepted in the United States of America require that permanent financial reporting and tax differences be reclassified in the capital accounts.

G.	Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

H.	Indemnification Obligations

Under the Trust’s organizational documents, its current and former officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. Based on experience, the Funds would expect the risk of loss to be remote.

(3)  Investment Transactions

The cost of purchases and the proceeds from sales of securities, excluding short-term investments, for the six months ended April 30, 2012 were as follows:

Fund	Purchases	Sales
PRIMECAP Odyssey Stock Fund	$301,219,363	$60,364,063
PRIMECAP Odyssey Growth Fund	$252,462,907	$140,333,409
PRIMECAP Odyssey Aggressive Growth Fund	$136,691,713	$115,584,943

Notes to Financial Statements

PRIMECAP Odyssey Funds

For the Six Months Ended April 30, 2012 (Unaudited) – continued

(4)  Fair Value of the Financial Instruments

The Funds have adopted fair valuation accounting standards which establish an authoritative definition of fair value and set forth a hierarchy for measuring fair value. These standards require additional disclosure about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These standards define fair value as the price that would be received in the sale of an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The fair value hierarchy is organized into three levels based upon the assumptions (referred to as “inputs”) used to value the asset or liability. These standards state that “observable inputs” reflect the assumptions that market participants would use in valuing an asset or liability based on market data obtained from independent sources. “Unobservable inputs” reflect the Funds’ own assumptions about the inputs market participants would use to value the asset or liability.

Various inputs are used in determining the value of each Fund’s investments. These inputs are summarized in the three broad levels below:

Level 1 –	Unadjusted quoted prices in active markets for identical securities to which the Trust has access at the date of measurement.

Level 2 –	Other significant observable inputs (including quoted prices for similar or related securities in both active and inactive markets, interest rates, foreign exchange rates, and fair value estimates for foreign securities indices).

Level 3 –	Significant unobservable inputs to the extent observable inputs are unavailable (including the Funds’ own assumptions in determining fair value of investments based on the best available information).

Notes to Financial Statements

PRIMECAP Odyssey Funds

For the Six Months Ended April 30, 2012 (Unaudited) – continued

The following table provides the fair value measurements of applicable Fund assets by level within the fair value hierarchy for each Fund as of April 30, 2012. There were no significant transfers into or out of Level 1 and Level 2 during the reporting period. These assets are measured on a recurring basis.

Fund	Description	Quoted prices in active markets for identical assets (Level 1)	Significant other observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total

PRIMECAP Odyssey Stock Fund	Equity Common Stock[1]	$1,176,609,860	$—	$—	$1,176,609,860

	Total Equity	1,176,609,860	—	—	1,176,609,860

	Short-Term Investments	123,697,153	—	—	123,697,153

	Total Investments in Securities	$1,300,307,013	$—	$—	$1,300,307,013

PRIMECAP Odyssey Growth Fund	Equity Common Stock[1]	$2,068,248,666	$—	$—	$2,068,248,666

	Total Equity	2,068,248,666	—	—	2,068,248,666

	Short-Term Investments	88,594,497	—	—	88,594,497

	Total Investments in Securities	$2,156,843,163	$—	$—	$2,156,843,163

PRIMECAP Odyssey Aggressive Growth Fund	Equity Common Stock[1]	$1,228,231,442	$—	$—	$1,228,231,442

	Total Equity	1,228,231,442	—	—	1,228,231,442

	Short-Term Investments	91,761,980	—	—	91,761,980

	Total Investments in Securities	$1,319,993,422	$—	$—	$1,319,993,422

1 Refer to each Fund’s respective Schedule of Investments for the breakdown of major categories.

In May 2011, the FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements” in GAAP and the International Financial Reporting Standards (“IFRS”). ASU No. 2011-04 amends FASB ASC Topic 820, Fair Value Measurements and Disclosures, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP and IFRS. ASU No. 2011-04 is effective for interim and fiscal years beginning after December 15, 2011. Management is currently evaluating the impact of these amendments and does not believe they will have a material impact on the Funds’ financial statements.

Notes to Financial Statements

PRIMECAP Odyssey Funds

For the Six Months Ended April 30, 2012 (Unaudited) – continued

(5)  Distribution to Shareholders

Net investment income and net realized gains differ for financial statement and tax purposes due to differing treatments of deferred wash sale losses.

As of October 31, 2011, the components of capital on a tax basis were as follows:

	PRIMECAP Odyssey Stock Fund	PRIMECAP Odyssey Growth Fund	PRIMECAP Odyssey Aggressive Growth Fund
Cost of investments for tax purposes[1]	$815,152,845	$1,634,621,179	$1,001,330,101

Gross tax unrealized appreciation	133,373,705	402,987,313	310,304,846
Gross tax unrealized depreciation	(46,131,962)	(214,145,724)	(178,996,370)

Net tax unrealized appreciation .	87,241,743	188,841,589	131,308,476

Undistributed ordinary income .	8,872,391	11,274,075	13,465,599
Undistributed long-term capital gain	—	—	7,777,022

Total distributable earnings	8,872,391	11,274,075	21,242,621

Other accumulated gain (loss)	(20,033,026)	—	—

Total accumulated gain	$76,081,108	$200,115,664	$152,551,097

[1]	At October 31, 2011 the differences in the basis for federal income tax purposes and financial reporting purchases are due to the tax deferral of losses on wash sales.

At October 31, 2011, the PRIMECAP Odyssey Stock Fund had capital loss carryover of $20,033,026 which expires on October 31, 2017.

Tax components of dividends paid during the six months ended April 30, 2012 and the year ended October 31, 2011 were as follows:

	April 30, 2012
	Ordinary Income Distributions	Long-Term Capital Gain Distributions
PRIMECAP Odyssey Stock Fund	$12,241,758	$—
PRIMECAP Odyssey Growth Fund	$13,976,027	$—
PRIMECAP Odyssey Aggressive Growth Fund	$7,776,563	$13,466,696

Notes to Financial Statements

PRIMECAP Odyssey Funds

For the Six Months Ended April 30, 2012 (Unaudited) – continued

	October 31, 2011
	Ordinary Income Distributions	Long-Term Capital Gain Distributions
PRIMECAP Odyssey Stock Fund	$5,099,941	$—
PRIMECAP Odyssey Growth Fund	$1,416,348	$—
PRIMECAP Odyssey Aggressive Growth Fund	$—	$27,881,437

The Funds designated as long-term capital gain dividends, pursuant to Internal Revenue Code Section 852(b)(3), the amounts necessary to reduce the earnings and profits of the Funds related to net capital gains to zero for the tax year ended October 31, 2011.

In December 2010, the Regulated Investment Company Modernization Act (the “RIC Act”) was enacted by Congress and signed into law. Under the RIC Act, new capital losses may be carried forward indefinitely and retain the character of the original loss. Any post-enactment capital losses generated will be required to be utilized prior to the losses incurred in pre-enactment years. The RIC Act, among other things, also contains provisions aimed at preventing disqualification under the IRC for inadvertent failures to comply with the asset diversification and qualifying income tests, exempts RICs from the preferential dividend rule, and repeals the 60-day designation requirement for certain pay-through income and gains. Most of the provisions of the RIC Act will apply to the Funds beginning in the 2012 fiscal year.

(6)  Investment Advisory and Other Agreements

The Trust has entered into an investment management agreement with the Investment Advisor on behalf of each Fund. For its services to the Funds, the Investment Advisor receives a fee paid quarterly at the annual rate of 0.60% of the first $100 million of each Fund’s average daily net assets and 0.55% of each Fund’s average daily net assets in excess of $100 million. For the six months ended April 30, 2012, each Fund paid the Investment Advisor at an effective annual rate of 0.55% of its respective average net assets.

The Bank of New York Mellon serves as the Funds’ custodian. U.S. Bancorp Fund Services, LLC (“USBFS”) serves as the administrator, fund accountant, and transfer agent to the Funds. Quasar Distributors, LLC, an affiliate of USBFS, serves as the Funds’ distributor.

(7)  Other Affiliates

Certain of the Funds’ investments are in companies that are considered to be affiliated companies of a Fund because the Fund owns 5% or more of the outstanding voting securities of the company. Transactions during the period in securities of these companies were as follows:

Notes to Financial Statements

PRIMECAP Odyssey Funds

For the Six Months Ended April 30, 2012 (Unaudited) – continued

PRIMECAP Odyssey Growth Fund
		Current Period Transactions
Common Stock	Market Value at October 31, 2011	Purchases at Cost	Proceeds from Securities Sold	Dividend Income	Realized Gain (Loss)	Market Value at April 30, 2012
Conceptus, Inc.	$25,962,947	$523,756	$—	$—	$—	$43,053,275
ImmunoGen, Inc.	79,307,200	—	—	—	—	74,460,000
Stratasys, Inc.[1]	29,722,400	—	7,306,546	—	3,344,165	N/A

Total	$134,992,547	$523,756	$7,306,546	$—	$3,344,165	$117,513,275

[1]	No longer an affiliate as of April 30, 2012.

PRIMECAP Odyssey Aggressive Growth Fund
		Current Period Transactions
Common Stock	Market Value at October 31, 2011	Purchases at Cost	Proceeds from Securities Sold	Dividend Income	Realized Gain (Loss)	Market Value at April 30, 2012
Abiomed, Inc.	$30,845,485	$2,373,723	$346,355	$—	$60,462	$52,350,204
Conceptus, Inc.	19,235,520	—	—	—	—	31,341,208
Dyax, Corp.	7,863,750	40,338	—	—	—	9,535,337
Guidance Software, Inc.	7,825,621	1,101,838	—	—	—	13,305,929
Smart Balance, Inc.	21,702,803	—	—	—	—	19,549,089

Total	$87,473,179	$3,515,899	$346,355	$—	$60,462	$126,081,767

(8)  Subsequent Events

The Funds have evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

Expense Example PRIMECAP Odyssey Funds (Unaudited)

As a shareholder of one or more of the Funds, you incur ongoing costs, including management fees and other Fund expenses. This expense example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The expense example is based on an investment of $1,000 invested for a six-month period beginning November 1, 2011 and held through April 30, 2012.

Actual Expenses

The information in the table adjacent to the heading “Actual Performance” provides actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the column entitled “Expenses Paid during Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table adjacent to the heading “Hypothetical Performance (5% return before expenses)” provides hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other mutual funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the information adjacent to the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different mutual funds. In addition, if transactional costs were included, your costs would have been higher.

Expense Example

PRIMECAP Odyssey Funds

(Unaudited) – continued

	Beginning Account Value (11/1/11)	Ending Account Value (04/30/12)	Expenses Paid During Period[1] (11/1/11 to 04/30/12)	Expense Ratio During Period[1] (11/1/11 to 04/30/12)
PRIMECAP Odyssey Stock Fund
Actual Performance	$1,000.00	$1,091.30	$3.38	0.65%
Hypothetical Performance (5% return before expenses)	$1,000.00	$1,021.63	$3.27	0.65%
PRIMECAP Odyssey Growth Fund
Actual Performance	$1,000.00	$1,082.90	$3.47	0.67%
Hypothetical Performance (5% return before expenses)	$1,000.00	$1,021.53	$3.36	0.67%
PRIMECAP Odyssey Aggressive Growth Fund
Actual Performance	$1,000.00	$1,093.50	$3.52	0.68%
Hypothetical Performance (5% return before expenses)	$1,000.00	$1,021.50	$3.40	0.68%
[1]

Expenses are equal to a Fund’s annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year period (182), then divided by the number of days in the fiscal year (366) to reflect the one-half year period.

Additional Information PRIMECAP Odyssey Funds (Unaudited)

Proxy Voting Procedures

The Investment Advisor votes proxies relating to portfolio securities in accordance with procedures that have been approved by the Trust’s Board of Trustees. You may obtain a description of these procedures, free of charge, by calling toll-free 1-800-729-2307. This information is also available through the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Proxy Voting Record

Information regarding how the Funds voted proxies relating to the portfolio securities during the most recent 12-month period ended June 30 is available, without charge, by calling toll-free 1-800-729-2307. This information is also available through the SEC’s website at www.sec.gov.

Form N-Q Disclosure

The Trust files its complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available on the SEC’s website at www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. This information is also available, without charge, by calling toll-free 1-800-729-2307.

Management PRIMECAP Odyssey Funds (Unaudited)

Portfolio Managers

PRIMECAP Management Company has five portfolio managers who together have more than 140 years of investment experience. Each of these five individuals manages a portion of the PRIMECAP Odyssey Stock Fund and the PRIMECAP Odyssey Growth Fund. The PRIMECAP Odyssey Aggressive Growth Fund is primarily managed by Messrs. Kolokotrones, Fried, Mordecai, and Ansari. A small portion of each Fund’s assets may be managed by individuals in the Investment Advisor’s research department. The portfolio managers primarily responsible for overseeing the Funds’ investments are:

Name	Years of Experience
Mitchell J. Milias	48
Theo A. Kolokotrones	42
Joel P. Fried	27
Alfred W. Mordecai	15
M. Mohsin Ansari	12

Officers and Trustees

The Trust’s officers, who oversee the Funds’ daily operations, are appointed by the Board of Trustees. The trustees are responsible for the overall management of the Trust, including establishing the Funds’ policies and general supervision and review of their investment activities. The Statement of Additional Information includes additional information about the trustees and is available, without charge, by calling 1-800-729-2307 or at the Funds’ website at www.odysseyfunds.com.

Executive Officers. The table below sets forth certain information about each of the Trust’s executive officers.

Name, Address (Year of Birth)	Position(s) Held with Trust	Term of Office; Length of Time Served	Principal Occupation(s) During Past 5 Years
Theo A. Kolokotrones 225 South Lake Ave. Pasadena, CA 91101-3005 (1946)	Co-Chief Executive Officer	Indefinite; Since 09/04	Vice-Chairman, Director, Portfolio Manager, and Principal PRIMECAP Management Company
Joel P. Fried 225 South Lake Ave. Pasadena, CA 91101-3005 (1962)	Co-Chief Executive Officer and Trustee	Indefinite; Since 09/04	President, Director, Portfolio Manager, and Principal PRIMECAP Management Company

Management

PRIMECAP Odyssey Funds

(Unaudited) – continued

Name, Address (Year of Birth)	Position(s) Held with Trust	Term of Office; Length of Time Served	Principal Occupation(s) During Past 5 Years
Michael J. Ricks 225 South Lake Ave. Pasadena, CA 91101-3005 (1977)	Chief Financial Officer, Chief Administrative Officer, and Secretary	Indefinite; Since 03/11	Director of Fund Administration, PRIMECAP Management Company (since 2011); Vice President, Fund Administration and Compliance, U.S. Bancorp Fund Services, LLC (2001-2011)
Karen Chen 225 South Lake Ave. Pasadena, CA 91101-3005 (1973)	Vice President of Compliance, Chief Compliance Officer, and AML Officer	Indefinite; Since 10/04	Chief Compliance Officer, Director of Compliance and Reporting PRIMECAP Management Company

“Independent” Trustees. The table below sets forth certain information about each of the trustees of the Trust who is not an “interested person” of the Trust as defined in the 1940 Act (“Independent Trustees”).

Name, Address (Year of Birth)	Position(s) Held with Trust	Term of Office; Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex by Trustee[1]	Other Director- ships Held by Trustee
Benjamin F. Hammon 225 South Lake Ave. Pasadena, CA 91101-3005 (1935)	Chairman of the Board and Trustee	Indefinite; Since 09/04	Retired; Director, Institutional Equity Sales, Salomon Smith Barney Inc. (1963-1998)	3	None
Wayne H. Smith 225 South Lake Ave. Pasadena, CA 91101-3005 (1941)	Chairman of the Audit Committee and Trustee	Indefinite; Since 09/04	Retired; President, Wayne H. Smith Consulting, Inc. (2002- 2007); Vice President, Financial Services, Avery Dennison Corporation (2001-2002); Vice President, Financial Services, and Treasurer, Avery Dennison Corporation (1999-2001)	3	None
Joseph G. Uzelac 225 South Lake Ave. Pasadena, CA 91101-3005 (1944)	Trustee	Indefinite; Since 10/07	Retired; Managing Director, Lehman Brothers Global Investment Bank (1988-2007)	3	None

Management

PRIMECAP Odyssey Funds

(Unaudited) – continued

Name, Address (Year of Birth)	Position(s) Held with Trust	Term of Office; Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex by Trustee[1]	Other Director- ships Held by Trustee
Elizabeth D. Obershaw 225 South Lake Ave. Pasadena, CA 91101-3005 (1960)	Trustee	Indefinite; Since 06/08	Managing Director, Horsley Bridge Partners, an investment advisor (2007-present); Vice President and Chief Investment Officer, Hewlett-Packard Company (1991-2007); Hewlett-Packard Company (1983-1991)	3	None

[1]	Fund Complex includes any funds, series of funds, or trusts that share the same advisor or that hold themselves out to investors as related companies.

“Interested” Trustees. The table below sets forth certain information about each of the trustees of the Trust who is an “interested person” of the Trust as defined by the 1940 Act.

Name, Address (Year of Birth)	Position(s) Held with Trust	Term of Office; Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex by Trustee[1]	Other Director- ships Held by Trustee
Joel P. Fried[2] 225 South Lake Ave. Pasadena, CA 91101-3005 (1962)	Co-Chief Executive Officer and Trustee	Indefinite; Since 09/04	President, Director, Portfolio Manager, and Principal PRIMECAP Management Company	3	None

[1]	Fund Complex includes any funds, series of funds, or trusts that share the same advisor or that hold themselves out to investors as related companies.
[2]	Mr. Fried is an “interested person” of the Trust, as defined by the 1940 Act, because of his employ- ment with PRIMECAP Management Company, the investment advisor to the Trust.

Investment Advisor

PRIMECAP MANAGEMENT COMPANY

225 South Lake Avenue, Suite 400

Pasadena, California 91101

•

Distributor

QUASAR DISTRIBUTORS, LLC

615 East Michigan Street, 4th Floor

Milwaukee, Wisconsin 53202

•

Custodian

THE BANK OF NEW YORK MELLON

One Wall Street

New York, New York 10286

•

Transfer Agent

U.S. BANCORP FUND SERVICES, LLC

615 East Michigan Street, 3rd Floor

Milwaukee, Wisconsin 53202

•

Administrator

U.S. BANCORP FUND SERVICES, LLC

2020 East Financial Way, Suite 100

Glendora, California 91741

•

Legal Counsel

BINGHAM McCUTCHEN LLP

355 South Grand Avenue, Suite 4400

Los Angeles, California 90071

•

Independent Registered Public Accounting Firm

PRICEWATERHOUSECOOPERS LLP

Three Embarcadero Center

San Francisco, California 94111

This report is intended for the shareholders of the PRIMECAP Odyssey Funds and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Past performance results shown in this report should not be considered a representation of future performance. Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are dated and are subject to change.

PRIMECAP, PRIMECAP Odyssey, and the PRIMECAP Odyssey logo are trademarks of PRIMECAP Management Company.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.
(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)	The Registrant’s Co-Chief Executive Officers and Chief Financial Officer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the

Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not applicable.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PRIMECAP Odyssey Funds

By:	/s/ Joel P. Fried
Joel P. Fried, Co-Chief Executive Officer

Date:	06/18/12

By:	/s/ Theo A. Kolokotrones
Theo A. Kolokotrones, Co-Chief Executive Officer

Date:	06/18/12

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Joel P. Fried
Joel P. Fried, Co-Chief Executive Officer

Date:	06/18/12

By:	/s/ Theo A. Kolokotrones
Theo A. Kolokotrones, Co-Chief Executive Officer

Date:	06/18/12

By:	/s/ Michael J. Ricks
Michael J. Ricks, Chief Financial Officer

Date:	06/18/12